CERTIFICATE

                       AMENDMENT AND RESTATEMENT OF THE
                POTLATCH CORPORATION SUPPLEMENTAL BENEFIT PLAN


          Whereas this Corporation, by resolution adopted by its Board of Directors effective May 5, 1989, authorized the Chairman of the Board of this Corporation to adopt changes to benefit plans established and maintained by this Corporation if those changes do not have a material financial impact on such plans or the Corporation; and

          Whereas it is deemed necessary and desirable to amend the Potlatch Corporation Supplemental Benefit Plan (the "Plan") to incorporate prior amendments, to make certain other nonsubstan-tive changes and to coordinate with a change in the Potlatch Corporation Salaried Employees' Savings Plan that recognizes short-term incentive compensation in the definition of "Earnings":

          Now, Therefore, be it

          RESOLVED that effective as of January 1, 1989, the Potlatch Corporation Salaried Employees' Supplemental Benefit Plan shall be amended and restated in the form of the document attached hereto and incorporated herein by reference.

                                   POTLATCH CORPORATION

                                   By   John M. Richards
              Date                    Chairman of the Board


                                                        Exhibit (10)(d)

                   POTLATCH CORPORATION SALARIED EMPLOYEES'

                           SUPPLEMENTAL BENEFIT PLAN

              (As Amended and Restated Effective January 1, 1989)


         SECTION 1. INTRODUCTION.

                   The Potlatch Corporation Salaried Employees'

         Supplemental Benefit Plan (the "Plan") was established

         effective September 30, 1978.  The Plan was amended from

         time to time thereafter and was last amended and restated to read as set forth herein effective January 1, 1989, except that the provisions of Sections 4(a), 4(b) and 4(c)

         incorporate amendments effective December 31, 1992.  The

         purposes of the Plan are (i) to supplement benefits provided under the Potlatch Corporation Salaried Employees'

         Retirement Plan (the "Retirement Plan") to the extent such benefits are reduced due to the limits of section 401(a)(17)

         or 415 of the Internal Revenue Code of 1986, as amended (the

         "Code"), (ii) to provide retirement benefits that take into account deferred awards made under the Potlatch Corporation

         Management Performance Award Plan (the "MPAP") after

         January 1, 1988, (iii) to provide retirement benefits to

         certain executives calculated as if they received a target award under the MPAP with respect to award years 1992 and

         thereafter, (iv) to provide retirement benefits to

         participants in the MPAP under certain formulae formerly

         provided under the Retirement Plan, and (v) to supplement

         benefits provided under the Potlatch Corporation Salaried

         Employees' Savings Plan (the "Savings Plan") to the extent that a participant's allocations of Company Contributions

         or Allocable Forfeitures are reduced due to the limits of

         section 401(a)(17), 401(k)(3), 401(m) or 415 of the Code or because the participant has deferred an award under the MPAP after January 1, 1996.  Capitalized terms used in the Plan

         (other than those defined herein) shall have the same

         meanings given to such terms in the Retirement Plan or the

         Savings Plan, as the context may require.


         SECTION 2.  ELIGIBILITY AND PARTICIPATION.

         Participation in the Plan shall be limited to:

             (a)  All participants in the Retirement Plan

         whose benefits thereunder are reduced due to the

         limits of section 401(a)(17) of the Code (limiting

         the amount of compensation that may be taken into

         account under the Retirement Plan) or section 415

         of the Code (limiting the annual benefits payable

         under the Retirement Plan);

             (b)  All participants in the Retirement Plan

         who are credited with deferred awards under the

         MPAP after January 1, 1988;

             (c)  All participants in the Retirement Plan

         who otherwise participate in the MPAP after 1988;

         and

             (d)  All participants in the Savings Plan

         whose allocations of Company Contributions or

         Allocable Forfeitures are reduced because the

         participant has deferred an award under the MPAP

         after January 1, 1996 or because of the limits of

         one or more of the following sections of the Code:

         (i) section 401(a)(17) (limiting the amount of

         compensation that may be taken into account under

         the Savings Plan); (ii) section 401(k)(3) (limiting

         participants' Deferred Contributions to the Savings Plan);

         (iii) section 401(m) (limiting participants'

         Non-deferred Contributions and matching Company

         Contributions under the Savings Plan); or (iv) section 415

         (limiting overall annual allocations under the

         Savings Plan).

         Any Employee with whom the Company has entered into a con-

         tract that provides benefits equivalent to any of the bene-

         fits described in this Plan shall not be eligible to partic-

         ipate in or receive benefits under this Plan to the extent of such equivalent benefits.



         SECTION 3. AMOUNT OF PLAN BENEFITS.

                  A Participant's Plan Benefit shall consist of (to

         the extent applicable to the Participant) (i) the Retirement

         Plan Supplemental Benefit and (ii) the Savings Plan Supplemental

         Benefit.  All Plan Benefits shall accrue as of the last day of each Plan Year or as of the date, if earlier, on which

         the Participant ceases to be an Employee.

                  (a)  Retirement Plan Supplemental Benefit.  A

         Participant's Retirement Plan Supplemental Benefit shall be the sum of the  benefits determined under (i), (ii), (iii),

         (iv) and (v) below, as applicable.

              (i) All Participants.  A Participant's

           Retirement Plan Supplemental Benefit shall be the

           difference between (A) the actual vested benefits

           payable under the Retirement Plan to the

           Participant and his or her joint annuitant (if

           any) and (B) the vested benefits that would be

           payable under the Retirement Plan if the limita-

           tions imposed by sections 401(a)(17) and 415 of the

           Code did not apply and any deferred award credited to the

           Participant under the MPAP after January 1, 1988, had been paid to the Participant in the year it was deferred.  In

           the case of any Participant who is required by Company

           policy to retire no later than the Normal Retirement Date,

           the Retirement Plan Supplemental Benefit also

           shall include the difference, if any, between the

           actual vested benefits payable under the

           Retirement Plan and the vested benefits that would

           be payable under the Retirement Plan if the

           average percentage under the MPAP with respect to

           award years 1992 and thereafter which was

           recognized by the Retirement Plan in the

           Participant's "Average Monthly Earnings" had been

           100% of the "Standard Bonus."

                (ii)  Eligible Employees on December 31,

           1977.  Any Participant who was an Eligilble

           Employee on December 31, 1977, and who has

           continuously been a participant in the Retirement

           Plan since that date to his or her Retirement Date

           or completion of 10 Years of Vesting Service shall

           be entitled to an additional Retirement Plan

           Supplemental Benefit determined pursuant to the

           formula in Section 4(b) of the Retirement Plan or

           Section (b) of Appendix B, as applicable,

           recognizing such Participant's Years of Credited

           Service and increases in Average Monthly Earnings

           during periods in which the Participant is

           eligible to participate in the MPAP from

           January 1, 1989, through December 31, 1995, but

           only to the extent that such benefit exceeds the

           Participant's Basic Benefit determined under the

           Retirement Plan and the benefit determined under

           Subsection (i) above.  In calculating the benefit

           payable under this Subsection (ii), the limita-

           tions imposed by sections 401(a)(17) and 415 of

           the Code shall be ignored.

               (iii)  Eligible Employees on December 31,

           1972.  Any Participant who was an Eligible

           Employee on December 31, 1972, and who has continuously been a Participant in the Retirement

           Plan since that date to his or her Retirement

           Date, shall be entitled to an additional

           Retirement Plan Supplemental Benefit determined

           pursuant to the formula in Section 4(c) of the

           Retirement Plan or Section (c) of Appendix B, as

           applicable, recognizing such Participant's Years

           of Credited Service and increases in Average

           Monthly Earnings during periods in which the

           Participant is eligible to participate in the MPAP

           from January 1, 1989, through December 31, 1995,

           but only to the extent that such benefit exceeds

           the Participant's Basic Benefit determined under

           the Retirement Plan and the benefit determined

           under Subsections (i) and (ii) above.  In

           calculating the benefit payable under this

           Subsection (iii), the limitations imposed by

           sections 401(a)(17) and 415 of the Code shall be

           ignored.

              (iv)  Surviving Spouses of Certain Participants

           Upon the death of a Participant who last became

           an Eligible Employee prior to January 1, 1973,

           and who qualified as an Eligible Employee

           immediately prior to Retirement or whose

           Retirement was deferred beyond the Normal

           Retirement Date and who qualified as an Eligible

           Employee on the Normal Retirement Date, the surviving spouse of such Participant shall be entitled to an additional monthly survivor's

           benefit under this Plan, determined pursuant to

           the rules and under the conditions set forth in

           Section 12 of the Retirement Plan, recognizing the

           Participant's Years of Credited Service and

           increases in Average Monthly Earnings during

           periods in which the Participant is eligible to

           participate in the MPAP from January 1, 1989,

           through December 31, 1995, but only to the extent

           that such benefit exceeds the survivor's benefit

           determined under the Retirement Plan and any

           survivor's benefit payable pursuant to (i) through

           (iii) above.  In calculating the benefit payable

           under this Subsection (iv), the limitations

           imposed by sections 401(a)(17) and 415 of the Code

           shall be ignored.

              (v)  Participants Listed in Exhibit A.  Any

           Participant listed in Exhibit A who is an Eligible

           Employee immediately prior to his or her Normal

           Retirement Date or whose Credited Service

           terminates after the attainment of age 62 and

           completion of 10 or more Years of Vesting Service

           shall be entitled to an additional Retirement Plan

           Supplemental Benefit equal to two percent of the

           Participant's Average Monthly Earnings multiplied

           by the Participant's Years of Credited Service up to 20 such Years, minus the Participant's Social

           Security Offset, but only to the extent that such

           benefit exceeds the Participant's Basic Benefit

           determined under the Retirement Plan and the

           Retirement Plan Supplemental Benefit otherwise

           determined under this Section 3(a).  For purposes

           of this Subsection (v), (A) Years of Credited

           Service and any increase in the Participant's

           Average Monthly Earnings after December 31, 1995,

           shall be disregarded; (B) the limitations imposed

           by sections 401(a)(17) and 415 of the Code shall

           be ignored; and (C) the term "Social Security

           Offset" means 50% of the monthly primary

           retirement benefits, if any, to which the

           Participant would be entitled commencing at age 65

           under the federal Social Security Act.


           (b)  Savings Plan Supplemental Benefit.  A Participant's

         Savings Plan Supplemental Benefit shall be the

         vested amount credited to a bookkeeping account established pursuant to this Section 3(b).  As of the last day of each

         Plan Year commencing after December 31, 1987, each Participant whose allocations for such Plan Year under the Savings Plan are reduced as described in Section 2(d) above and who has made the maximum Participating Deferred and Participating Non-deferred

         Contributions permitted under the Savings Plan for such Plan Year shall have an amount credited to such bookkeeping account.

         The amount so credited shall be the difference between the amount of Company Contributions and Allocable Forfeitures actually allocated to the Participant under the Savings Plan for such Plan Year and the amount of Company Contributions and Allo-

         cable Forfeitures that would have been allocated to the

         Participant under the Savings Plan for such Plan Year if the

         Participant had made Participating Contributions equal to six percent of the Participant's Earnings (determined without

         regard to section 401(a)(17) of the Code and without

         regard to the deferral of any award otherwise payable after

         January 1, 1996 under the MPAP).

                  Until the last day of the month preceding payment

         of the Participant's entire Savings Plan Supplemental Benefit,

         the amount credited to such bookkeeping account shall be

         credited with interest equal to 70 percent of the higher of the following averages, compounded annually:  (i) the prime rate charged by the major commercial banks as of the first business day of each month (as reported in an official

         publication of the Federal Reserve System) or (ii) the,

         average monthly long-term rate of A rated corporate bonds

         (as published in Moody's Bond Record).

                  The Participant shall become vested in the Partic-

         ipant's Savings Plan Supplemental Benefit upon the earliest of completion of five Years of Vesting Service, attainment of age 65 while an Employee, death while an Employee or Total and Permanent Disability.

         SECTION 4.  DISTRIBUTIONS OF PLAN BENEFITS

                  Distributions of Plan Benefits shall be made in

         cash after the Participant ceases to be an Employee pursuant to the following procedures.

                  (a)  Retirement Plan Supplemental Benefit.  A

         Participant's vested Retirement Plan Supplemental Benefit

         shall be payable to the Participant or to any other person who receives benefits under the Retirement Plan with respect to the Participant in the same form and at the same times as the Participant's Retirement Plan benefit is paid.  However,

         if the Participant elects to have the Retirement Plan

         benefit paid in an optional form and/or before the

         Participant's Normal Retirement Date, the Chairman of the

         Executive Compensation and Personnel Policies Committee of

         the Board of Directors of the Company (the "Chairman"),

         acting on behalf of the Executive Compensation and Personnel

         Policies Committee of the Board of Directors of the Company

         (the "Committee"), may determine in his or her sole

         discretion that the Retirement Plan Supplemental Benefit shall be payable in the normal form and/or at the Normal Retirement

         Date notwithstanding the Participant's election.  A Partici-

         pant's Retirement Plan Supplemental Benefit shall be subject to the same actuarial adjustments for time and form of

         payment applicable to Retirement Plan benefits.

                  (b)  Savings Plan Supplemental Benefit.  A Participant may

         elect to receive distribution of the Participant's vested

         Savings Plan Supplemental Benefit in 15 or fewer annual installments or in a lump sum beginning as soon as practicable after January 1 of the year following the year in which the Participant ceases to be an Employee by filing the prescribed form with the Committee.  Distribution will be made in accordance with the Participant's election unless the Chairman, acting on behalf of the Committee, disapproves the election before the date distribution is to commence.  The amount of any annual installment shall be determined by

         dividing the amount credited to the Participant's book-

         keeping account as of the last day of the month preceding

         the date of distribution of such installment by the total

         number of installments elected by the Participant less the number of installments already paid.

                   If the Participant fails to make an election

         pursuant to this Section 4(b) or if the Chairman disap-

         proves the Participant's election, the vested Savings Plan

         Supplemental Benefit shall be distributed in 15 annual installments beginning as soon as practicable after January 1 of the year following the year in which the Participant ceases to be an

         Employee, unless the Chairman in his or her sole discretion determines that distribution shall be made in a single lump sum.

                  The Chairman in his or her sole discretion may accel-

         erate the distribution of installments upon the request of the Participant.

                  If a Participant dies before the Participant's Savings

         Plan Supplemental Benefit has been completely distributed, such benefit shall be distributed in a lump sum as soon as prac-

         ticable thereafter to the person who is or would be the

         Participant's Beneficiary under the Savings Plan.

                  (c)  Small Benefits.  Notwithstanding any contrary

         provision of the Plan, if a Participant's Savings Plan

         Supplemental Benefit or the present value of the

         Participant's Retirement Plan Supplemental Benefit is less than $3,500 when the Participant ceased to be an Employee,

         such benefit shall be distributed in a single lump sum as

         soon as practicable after January 1 of the year following

         the year in which the Participant ceases to be an Employee.

         If a Participant is an Employee and the value of the

         Participant's Savings Plan Supplemental Benefit is less than

         $3,500 on December 31, 1992, such benefit shall be paid to the Participant in a single lump sum on or about December

         31, 1992.  After December 31, 1992, a minimum allocation of

         $1,000 shall be required to establish a Savings Plan

         Supplemental Benefit account, and amounts less than such

         minimum shall be paid to the Participant in cash.


         SECTION 5.  MISCELLANEOUS.

                   (a)  Forfeitures.  Plan Benefits shall be

         forfeited under the following circumstances:

              (i)  If the Participant is not vested in the

         Retirement Plan Supplemental Benefit or Savings

         Plan Supplemental Benefit when the Participant

         ceases to be an Employee; or

              (ii)  If the Participant is indebted to the

         Company or any Subsidiary at the time the Partici-

         pant or the Participant's joint annuitant or other

         Beneficiary becomes entitled to payment of a Plan

         Benefit.  In such a case, to the extent that the

         amount of the Plan Benefit does not exceed such

         indebtedness, the amount of such Plan Benefit

         shall be forfeited and the Participant's indebted-

         ness shall be extinguished to the extent of such

         forfeiture.

                  (b)  Funding.  The Plan shall be unfunded, and all

         Plan Benefits shall be paid from the general assets of the

         Company or from assets held in a grantor trust that is

         subject to the claims of the Company's general or judgment creditors.

                  (c)  Tax Withholding.  The Committee shall make

         appropriate arrangements for satisfaction of any federal or state income tax or other payroll-based withholding tax

         required upon the accrual or payment of any Plan Benefits.

                  (d)  No Employment Rights.  Nothing in the Plan

         shall be deemed to give any individual a right to remain in the employ of the Company or any Subsidiary or to limit in any way the right of the Company or a Subsidiary to termi-

         nate any individual's employment with or without cause,

         which right is hereby reserved.

                  (e)  No Assignment of Rights.

                  (i)  Except as otherwise provided in Sec-

              tion 5(a)(ii) with respect to a Participant's

              indebtedness to the Company or a Subsidiary or in

              Section 5(e)(ii), the interest or rights of any

              person in the Plan or in any distribution to be

              made hereunder shall not be assigned (either at

              law or in equity), alienated, anticipated or

              subject to attachment, bankruptcy, garnishment,

              levy, execution or other legal or equitable pro-

              cess.  Any act in violation of this Section

              5(e)(i) shall be void.

                  (ii) All or any portion of a Participant's

              Plan Benefit hereunder shall be subject to the

              creation, assignment or recognition of a right

              under a state domestic relations order that is

              determined to be a "qualified domestic relations

              order" (within the meaning of section 414(p) of

              the Code) under the procedures established by the

              Company for the determination of the qualified

              status of domestic relations orders and for making

              distributions under qualified domestic relations

              orders.

                    (f)  Administration. The Plan shall be

         administered by the Committee.  No member of the Committee shall become a Participant in the Plan.  The Committee shall make such rules, interpretations and computations as it may deem appropriate, and any decision of the Committee with respect to the Plan, including (without limitation) any determination of eligibility to participate in the Plan and any calculation of Plan Benefits, shall be conclusive and

         binding on all persons.

                  (g)  Amendment and Termination.  The Company

         expects to continue the Plan indefinitely.  Future condi-

         tions, however, cannot be foreseen, and the Company shall

         have the authority to amend or to terminate the Plan at any time by action of its board of directors or by action of a committee or individual(s) acting pursuant to a valid delegation of authority.  In the event of an amendment or termination of the

         Plan, a Participant's Plan Benefits shall not be less than the Plan Benefits to which the Participant would be entitled if the Participant's employment had terminated immediately prior to such amendment or termination of the Plan.

                POTLATCH CORPORATION SALARIED EMPLOYEES'
                       SUPPLEMENTAL BENEFIT PLAN

                               EXHIBIT A

Aili, Robert S.

Cheek, George C.

Cooper, Harry A.

Commerford, H. Fred

Clark, Philip C.

Davis, Frances M.

Dreshfield, Arthur C.

Eddington, Charles W.

Eischen, Robert K.

Feeley, Donald R.

Krantz, Irwin W.

Lloyd, Richard M.

Neuner, Charles L.

Page, Gordon R.

VandeVoorde, Henry J.

Wharton, Logan H.

Wirsig, Eugene F.